Exhibit 10.17





        THE READER'S DIGEST EXECUTIVE RETIREMENT PLAN






               (Effective As of July 1, 1992)

   (As amended by Amendment No. 1, effective July 8, 1994
         and Amendment No. 2, effective July 1, 1995)


                      TABLE OF CONTENTS

ITEM                                    ARTICLE        PAGE

DEFINITIONS                                1            1

ELIGIBILITY AND PARTICIPATION              2            4

TERMINATION OF EMPLOYMENT                  3            5

AMOUNT OF RETIREMENT INCOME BENEFIT        4            5

MODES AND TIME OF BENEFIT PAYMENT          5            7

DEATH BENEFIT                              6            8

MEDICAL BENEFITS                           7            8

GENERAL PROVISIONS                         8            9

        The Reader's Digest Executive Retirement Plan


     Effective as of July 1, 1992, The Reader's Digest
Executive Retirement Plan has been adopted by the Board of Directors of The Reader's Digest Association, Inc. to read as follows:


                          ARTICLE 1

                         Definitions

     The following words and phrases as used herein shall have the following meanings, unless a different meaning is plainly required by the context:


BENEFICIARY:        The person or persons (including a trust
                    or estate) who are entitled to receive
                    any benefits under the Plan by reason of the death of a Participant.

BOARD:              The Board of
                    Directors of The Reader's Digest
                    Association, Inc.

COMPANY:            The Reader's
                    Digest Association, Inc. or any
                    successor corporation by merger,
                    purchase, consolidation or otherwise.

COMPENSATION        The compensation committee appointed by
COMMITTEE:          the Board.

EARLY RETIREMENT    The first day of any month coincident
DATE:               with or subsequent to
                    a Participant's (i) attainment of age
                    fifty-five (55) and (ii)
                    completion of Periods of Service plus
                    attainment of an age
                    which, when added together, equal or
                    exceed sixty-five (65).

EMPLOYER:           The Company and
                    any subsidiary of the Company which,
                    with the approval of the Board and
                    subject to such conditions as the Board
                    may impose, adopts this Plan, and any
                    successor or successors of any of them.
                    For purposes of this Plan, a subsidiary
                    shall include any corporation at least
                    fifty-one percent (51%) of the voting
                    stock of which is owned by the Company
                    or its stockholders or by one or more
                    corporations fifty-one percent (51%) of
                    the voting stock of which is owned by
                    the Company or its stockholders.

ENHANCED            The enhanced retirement benefits
RETIREMENT          payable to Participants and their joint
BENEFITS:           or contingent annuitants and
                    Beneficiaries in accordance with the
                    applicable provisions of this Plan.

EXCESS PLAN:        The Excess Benefit Retirement Plan of
                    The Reader's Digest Association, Inc.,
                    effective January 1, 1976 as may be
                    amended and restated from time to time.

EXCESS PLAN         The benefit under the Excess Plan
BENEFIT:            expressed as a single life
                    annuity for the life of the Participant
                    calculated as of the Participant's benefit commencement date under the Plan.

MANAGEMENT          Any compensation award under The
INCENTIVE BONUS:    Reader's Digest Plan, effective as of
                    July 1, 1989 as may be amended and
                    restated from time to time.

NORMAL              The first day of the month coincident
RETIREMENT DATE:    with or next following
                    a Participant's 65th birthday.

PLAN:               The Reader's Digest Executive Retirement
                    Plan, effective July 1, 1992 as may be
                    amended and restated from time to time.

PARTICIPANT:        An individual who participates in the
                    Plan in accordance with the terms
                    herein.

POSTPONED           The first day of the month coincident
RETIREMENT DATE:    with or next following a Participant's
                    termination of employment after his Normal
                    Retirement Date.

PROFIT SHARING      The Reader's Digest Employees Profit-
PLAN:               Sharing Plan, effective January
                    1, 1963 and as restated as of July 1, 1992 and as may be further amended and restated from time to time.

PROFIT SHARING      Beginning with the fiscal year
PLAN BENEFIT:       commencing on July 1, 1989 and for each
                    fiscal year thereafter, the sum of (1) the amount of employer contributions under the Profit Sharing Plan allocated to the Participant which exceeds 6% of the sum of the Participant's (i) annual base salary and (ii) Management Incentive Bonus and (2) the amount in (1) above multiplied by 8% per year for each year prior to the Participant's benefit commencement date under the Plan, expressed as a single life annuity for the life of the Participant based on an 8% interest rate and the PBGC mortality tables for healthy males calculated as of the Participant's benefit commencement date under the Plan.

RETIREMENT INCOME   The retirement benefits payable to
BENEFIT:            Participants and their
                    joint or contingent annuitants and
                    Beneficiaries in accordance with
                    the applicable provisions of this Plan.

RETIREMENT PLAN:    The  Reader's  Digest Association,  Inc.
                    Retirement  Plan or QSP, Inc. Retirement
                    Plan, as restated as of July 1, 1992 and as such plans may be further amended and restated from time to time.

RETIREMENT PLAN     The benefit payable to the  Participant
BENEFIT:            under the Retirement Plan
                    expressed as a single life annuity for
                    the life of the Participant  calculated
                    as   of   the Participant's benefit
                    commencement date under the Plan.

RETIREMENT SALARY:  The  average  annual  regular  or  basic salary  of  a Participant and Management
                    Incentive  Bonus including  all  amounts
                    contributed by the Employer on behalf of
                    the  Participant under a cafeteria  plan
                    as  described  in  Section  125  of  the
                    Internal   Revenue  Code  of  1986,   as
                    amended   (the  "Code"),  but  excluding
                    severance  pay, bonuses  which  are  not
                    Management      Incentive       Bonuses,
                    contributions  made  under   any   other
                    deferred compensation plan on behalf  of
                    a    Participant    or    other    extra
                    compensation,    during    the     three
                    consecutive years in the last ten  years
                    of  employment  which are counted  under
                    the   Retirement  Plan  (or  fewer,   if
                    applicable)  which provides the  highest
                    such  average.   For  purposes  of  this
                    definition,  the  Management   Incentive
                    Bonus shall be determined by reference to amounts payable with respect to the same period for which the annual regular or basic salary is determined.

SERP AGREEMENT:     The   Supplemental  Retirement   Benefit
                    Agreements  as pertaining to  individual
                    Participants.

SERP  AGREEMENT     The retirement benefit payable  in  the
BENEFIT:            form of a 15 year certain  annuity
                    calculated as of the Participant's  benefit
                    commencement   date   specified  in
                    the   SERP   Agreement, reduced by the
                    annual benefit which would be payable in the form of a 15 year certain annuity calculated as of the Participant's benefit commencement date under the Plan and which is attributable solely to employee contributions using an annual interest assumption of 8%.

SPOUSE:             The spouse of  a
                    Participant  who is legally  married  to
                    the  Participant on the earlier  of  (i)
                    the date of the Participant's death,  or
                    (ii)     the    Participant's    benefit
                    commencement date.

      All terms not defined herein shall have the same meanings as set forth in the Retirement Plan.


                          ARTICLE 2

                Eligibility and Participation

     Section 2.1    Unless otherwise determined by the Board

or the Compensation Committee, eligibility to participate in the Plan shall be determined from time to time by the Senior

Vice  President, Human Resources, with the approval  of  the

Chief  Executive Officer, in their discretion, but shall  be limited to senior officers, senior management and other  key employees  of  an  Employer.  Each  Employee  who  has  been

designated  to  participate  in  the  Plan  shall   commence

participation on the date of his designation.

      Section  2.2     When  an  Employee  first  becomes  a

Participant  in  the Plan, the Senior Vice President,  Human

Resources  may notify him promptly of that fact and  of  his rights hereunder.


      Section  2.3     Participants  eligible  for  Enhanced

Retirement Benefits shall be those Participants in positions at  salary grade level 21 and higher designated from time to time  by  the  Senior  Vice President, Human  Resources  and approved by the Chief Executive Officer.


                          ARTICLE 3

                  Termination of Employment


      Section 3.1    If a Participant's employment with  the

Employer  is  terminated prior to his Early Retirement  Date other than by reason of death, no benefits shall be provided hereunder.

      Section 3.2    If a Participant's employment with  the

Employer  is  terminated on or after his  Normal  Retirement

Date,  he shall be entitled to the benefits under the  Plan.

If   a   Participant's  employment  with  the  Employer   is

terminated on or after his Early Retirement Date but  before his  Normal  Retirement Date, he shall be  entitled  to  the benefits  under  the  Plan  only with  the  consent  of  the

Compensation Committee.

      Section 3.3    If a Participant's employment with  the

Employer is terminated by reason of death, his Spouse  shall be entitled to the benefits under Article 6.



                          ARTICLE 4

             Amount of Retirement Income Benefit

       Section   4.1      Normal  Retirement   Benefit.    A

Participant's  annual rate of Retirement Income  Benefit  in the  form  of  a  single life annuity for the  life  of  the

Participant commencing on his Normal Retirement  Date  shall be  equal  to  (1) (i) three percent (3%) of his  Retirement

Salary  multiplied  by his years or fractions  of  years  of

Credited Service for the first fifteen (15) years plus  (ii)

one  percent  (1%) multiplied by his years or  fractions  of years  of Credited Service for each of the next twenty  (20)

years, less (2) the sum of such Participant's (i) Retirement

Plan Benefit, (ii) Excess Plan Benefit, (iii) SERP Agreement

Benefit and (iv) Profit Sharing Plan Benefit.

     Section 4.2    Early Retirement Benefit.  A Participant

who  retires  before his Normal Retirement Date  but  on  or after  his  Early  Retirement  Date  and  who  is  otherwise entitled  to  a  benefit under the Plan may elect  with  the

consent  of  the  Compensation  Committee  to  receive   the

Retirement Income Benefit described in this Article prior to his  Normal  Retirement  Date.  The  amounts  under  Section

4.1(1) shall be reduced by .4167 percent (.004167) for  each month by which the Participant's benefits commencement  date under this Plan precedes the Participant's attainment of age

62.

      Section  4.3     Postponed  Retirement  Benefit.   Any

Participant  who  continues in the employ  of  the  Employer after  Normal  Retirement  Date shall  not  be  entitled  to receive  his  Retirement Income Benefit  until  he  actually retires.  A Participant who continues in the employ  of  the

Employer  beyond the Normal Retirement Date shall  have  his

Retirement Income Benefit determined by counting  all  years or  fractions of years of Credited Service and for  purposes of determining the Retirement Salary of such Participant all periods of employment with the Employer shall be taken  into account.


       Section  4.4     Enhanced  Retirement  Benefit.   For

purposes  of Articles 4 and 5, a Participant first  employed by an Employer or an Affiliate after he attains age 45 shall be  entitled  to an additional year of Credited Service  for each  completed  year of Period of Service  beginning  after five  full years of Credited Service but only to the  extent the Participant's age at the date of hire by the Employer or

Affiliate   exceeds   45.   For  purposes   of   determining

eligibility  for retirement at an Early Retirement  Date,  a

Participant  first employed by an Employer or  an  Affiliate after  he  attains age 45 shall be entitled to an additional year  of Periods of Service for each completed full year  of

Period of Service beginning after five full years of Periods of  Service but only to the extent the Participant's age  at the date of hire by the Employer or Affiliate exceeds 45.



                          ARTICLE 5

              Modes and Time of Benefit Payment

      Section  5.1     If  a Participant or  Beneficiary  is

entitled  to a benefit hereunder, the Compensation Committee shall  in  its  sole discretion determine  to  pay  to  such

Participant  a  series of payments in one of  the  forms  of payment  permitted  under Article 6 of the  Retirement  Plan

(excluding any lump sum payment option, except as  described herein), with the payments under the selected form having an

aggregate  value  actuarially  equivalent  to  such   amount

payable under Article 4 of this Plan, based on the actuarial

equivalent factors as defined in the Retirement  Plan.   The

Compensation   Committee  shall  in  its   sole   discretion

determine  when  such  payments  shall  commence;  provided,

however,  that in no event shall benefits hereunder commence

later   than  one  year  after  the  Participant  terminates

employment  with  the  Employer after attainment  of  Normal

Retirement    Date    or    Postponed    Retirement    Date.

Notwithstanding  the  foregoing, the Compensation  Committee may, in its sole discretion, accelerate the remaining unpaid portion of such payments into one or more payments having in the  aggregate an equivalent actuarial value, based  on  the

PBGC  mortality  tables for healthy males  and  one  hundred twenty  (120)  percent of the PBGC immediate  interest  rate

then  in  effect.   If  a Participant  who  is  receiving  a

Retirement  Income Benefit or who has previously received  a

Retirement Income Benefit shall return to the employ of  the

Employer  as an Employee and such employment is substantial,

the Retirement Income Benefit shall cease for as long as  he continues  to be so employed.  Upon a subsequent termination of  employment  with  the Employer,  the  Retirement  Income

Benefit  of such Employee shall be recomputed based  on  his

Retirement Salary and years or fraction of years of Credited

Service  prior and subsequent to his re-employment date  and reduced by the Retirement Income Benefit previously received

by  him.   In determining such previously received  benefit,

equivalent  actuarial  value shall  be  based  on  the  PBGC mortality  tables for healthy males and one  hundred  twenty

(120)  percent of the PBGC immediate interest rate  then  in

effect.    For  purposes  of  this  Article,  an  Employee's

employment  with  the Employer shall be  substantial  if  he renders  forty  (40)  or more Hours of Service  (except  for

Hours  of  Service credited as a result of back  pay)  in  a calendar month.



                          ARTICLE 6

                        Death Benefit

      Section 6.1    In the event of a married Participant's

death  while  in  the employ of the Employer  prior  to  his benefit commencement date under the Plan after attainment of age fifty-five (55) and the completion of a five-year Period of  Service  (without  regard to any break-in-service  rules applicable  under  the Retirement Plan),  his  Spouse  shall receive,  commencing on the first working day of  the  month following  the  Participant's death, the benefit  under  the

Plan in the form and amount such Spouse would otherwise have received under the 50% qualified joint and survivor  annuity form  if the Participant had terminated employment with  the

Employer  on the day before his death and had been  entitled to benefits under the Plan at the time of termination in the form of a 50% qualified joint and survivor annuity.

      Section  6.2    In the event of a Participant's  death

after   benefits   under  the  Plan  have   commenced,   his

Beneficiary  shall  receive any amounts provided  under  the form  of  payment under which the Participant was  receiving such benefits at the time of his death.



                          ARTICLE 7

                      Medical Benefits


     Section 7.1    If any Participant terminates employment

with  the  Employer on or after his Early  Retirement  Date,

such  Participant  and his Spouse with the  consent  of  the

Compensation  Committee  shall be eligible  to  receive  the benefits  provided  under The Reader's  Digest  Association,

Inc.  Medical  and  Dental Expense  Plan  for  Retirees  and

Disabled Individuals (the "Retiree Health Plan") as  if  the

Participant had met the eligibility requirements under  such plan,  provided  that the Participant or  Spouse  makes  the contributions required under such plan.

      Section 7.2    If a married Participant dies while  in

the employ of the Employer prior to his benefit commencement date under the Plan after attaining age fifty-five (55)  and the  completion  of a five-year Period of  Service  (without regard  to  any break-in-service rules applicable under  the

Retirement  Plan), his Spouse shall be eligible  to  receive the  benefits provided under the Retiree Health Plan  as  if the  Participant  had  retired prior  to  his  death  having

satisfied   the  eligibility  requirements  of  such   plan,

provided  that such Spouse makes the contributions  required under such plan.

      Section 7.3    If a married Participant dies following

the   Participant's  retirement  from  the  Employer   after

attaining  his  Early Retirement Date, his Spouse  shall  be eligible to receive the benefits provided under the  Retiree

Health  Plan as if the Participant had retired prior to  his death having satisfied the eligibility requirements of  such plan,  provided  that  such Spouse makes  the  contributions required under such plan.



                          ARTICLE 8

                     General Provisions


       Section  8.1     The  Employer  shall  only  have   a

contractual  obligation to make payments to the  Participant or  Beneficiary, as applicable, referred to herein when due,

and  the amounts of such payments shall not be held in trust for the Participant or Beneficiary, as applicable, but shall be  paid from the general assets of the Employer.  This Plan is  intended  to constitute an unfunded plan and  no  assets shall  be  segregated or earmarked in respect of any  amount due hereunder.

      Section  8.2    Nothing contained herein shall  confer

any right on a Participant to be continued in the employ  of the Company or any other Employer, or as a limitation of the

right   of   the  Company  or  Employer  to  discharge   any

Participant with or without cause, nor shall anything herein affect  the right of the Participant to participate  in  and receive  benefits under and in accordance with any  pension,

profit sharing, incentive compensation or other benefit plan

or  program  of  any  Employer.   Nothing  herein  shall  be

construed  as a contract of employment between the  Employer and any Participant.

      Section  8.3     This Plan shall be binding  upon  any

successor to or purchaser of substantially all the assets of the  Company or an Employer with respect to such  Employer's

Employees.   The Board reserves the right at  any  time  and

from time to time to modify, amend or terminate in whole  or in  part any or all of the provisions of the Plan.  Upon any such  termination of this Plan, the Company may in its  sole discretion  accelerate payment of all benefits that  are  in pay  status on the date of termination and benefits to which a  Participant  or  Beneficiary,  as  applicable,  would  be entitled under the terms of the Plan then in effect based on events  which occur prior to the date of termination of  the

Plan.    In  no  event,  however,  shall  any  modification,

amendment  or  plan  termination by the  Board  deprive  any

Participant  or Beneficiary, as applicable,  of  any  amount which is payable to such person under the Plan by reason  of the  Participant's attainment of age 65 or  death  prior  to such modification, termination or amendment.

     Section 8.4    No right or interest of a Participant or

Beneficiary, as applicable, under this Plan shall be subject

to   voluntary  or  involuntary  alienation,  assignment  or

transfer of any kind.

      Section 8.5    The administration of this Plan and the

interpretation  thereof, including the authority  to  decide

all   questions  that  arise  thereunder,   shall   be   the

responsibility of the Compensation Committee or  such  other

person  or  entity  as  the Company  shall  designate.   The

decisions and interpretations of such administrator  of  the

Plan  shall  be  final and binding upon each  Employer  that shall  have  adopted this Plan, Employees of such Employers,

each  Participant and his Beneficiary, and other  interested parties.

      Section  8.6     The Company shall have the  right  to

deduct from any payment to be made pursuant to this Plan any

Federal, state, local or other taxes required by law  to  be withheld.

      Section  8.7    If any payment to be made  under  this

Plan  is  to  be  made on account of a Participant  who  was employed  by an Employer that shall have adopted this  Plan,

other  than  the  Company, the cost of such benefit  payment shall be borne by the Employer of the Employee.

      Section 8.8    This Plan shall be construed, regulated

and  administered for all purposes according to the laws  of the State of New York and the United States.

      Section 8.9    No member of the Board, no Employee and

no   member   of   the  Compensation  Committee   (nor   the

Compensation Committee itself) shall be liable for  any  act

or   action   hereunder,  including  acts  of  omission   or

commission, by any other member or Employee or by any  agent to  whom duties in connection with the administration of the

Plan   have  been  delegated  or,  except  in  circumstances

involving bad faith, gross negligence or fraud, for anything done or omitted to be done by himself.

     Section 8.10   Wherever any words are used in this Plan

in  the  masculine gender they shall be construed as  though they  were  also used in the feminine gender  in  all  cases where  they would so apply, and wherever any words are  used herein  in  the  singular form they shall  be  construed  as though  they were also used in the plural form in all  cases where they would so apply.

     Section 8.11   In the event any provision of this Plan,

if   challenged,  would  be  declared  invalid,  illegal  or

unenforceable,  such  provision  shall  be   construed   and

enforced as if it had been more narrowly drawn so as not  to be  illegal,  invalid  or unenforceable  and  the  validity,

legality  and  enforceability of  the  remaining  provisions shall not be affected or impaired thereby.